Exhibit 10.2

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”), dated as of February 12, 2007, to that certain Credit Agreement, dated as of October 6, 2006, (the “Credit Agreement”; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among INSIGHT MIDWEST HOLDINGS, LLC (the “Borrower”), the lenders from time to time party thereto, J.P. MORGAN SECURITIES INC. and BANK OF AMERICA, N.A., as Co-Syndication Agents, MORGAN STANLEY SENIOR FUNDING, INC., GENERAL ELECTRIC CAPITAL CORPORATION, WACHOVIA BANK, NATIONAL ASSOCIATION and  THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents, THE BANK OF NEW YORK, as Administrative Agent (the “Administrative Agent”) and J.P. Morgan Securities Inc. and Banc of America Securities LLC as Joint Lead Arrangers.

WI T N E S S E T H :

WHEREAS, pursuant to Section 10.2 of the Credit Agreement, the Borrower and the Lenders party hereto agree to the amendment of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Amendments.  Subject to the satisfaction of the conditions set forth in Section Two hereof:

(1)           The following defined terms shall be added to Section 1.1 of the Credit Agreement:

“First Amendment Effective Date” shall mean February 12, 2007.

“Repricing Transaction” means any prepayment in full of the B Term Loans using proceeds of Indebtedness incurred by the Borrower from a substantially concurrent issuance or incurrence of secured, syndicated term loans similar to the financing provided pursuant to this Agreement provided by one or more banks or other financial institutions for which the interest rate payable thereon on the date of such optional prepayment is lower than the Adjusted LIBO Rate on the date of such optional prepayment plus the Applicable Margin with respect to the B Term Loans on the date of such optional prepayment, provided that the primary purpose of such prepayment is to refinance B Term Loans at a lower interest rate.

(2)           Clause (b) of the definition of Applicable Margin in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read:

(b)          (i) at all times from and after the Closing Date and prior to the Exit Event  Effective Date, (x) with respect to ABR B Term Loan Borrowings, the percentage set forth below under the heading “B Term ABR Margin” and (y) with respect to Eurodollar B Term Loan Borrowings, the percentage set forth below under the heading “B Term Eurodollar Margin”; provided that, in the case of each of clauses (x) and (y), until the first delivery of financial statements after the First Amendment Effective Date pursuant to Section 6.1(a) or (b), the Leverage Ratio as set forth on the certificate most recently delivered pursuant to Section 6.1(c) on or prior to the First Amendment Effective Date shall apply for purposes of determining such percentage:

Pricing Level	Leverage Ratio	B Term ABR Margin	B Term Eurodollar Margin
1	> 4.25:1.00	1.00%	2.00%
2	≤ 4.25:1.00	0.75%	1.75%

                                                                and (ii) at all times from and after the Exit Event Effective Date, (x) with respect to ABR B Term Loan Borrowings, the percentage set forth below under the heading “B Term ABR Margin”, and (y) with respect to Eurodollar B Term Loan Borrowings, the percentage set forth below under the heading “B Term Eurodollar Margin”; provided that, in the case of each of clauses (x) and (y), until the first delivery of financial statements after the First Amendment Effective Date pursuant to Section 6.1(a) or (b), the Leverage Ratio as set forth on the certificate most recently delivered pursuant to Section 6.1(c) on or prior to the First Amendment Effective Date shall apply for purposes of determining such percentage:

Pricing Level	Leverage Ratio	B Term ABR Margin	B Term Eurodollar Margin
1	> 6.50:1.00	1.50%	2.50%
2	≤ 6.50:1.00 and > 4.25:1.00	1.00%	2.00%
3	≤ 4.25:1.00	0.75%	1.75%

(3)           A new clause (f) shall be added to Section 2.7 of the Credit Agreement which shall be as follows:

(f)            Any prepayment in full of the B Term Loans effected on or prior to the first anniversary of the First Amendment Effective Date as a result of a Repricing Transaction shall be accompanied by a prepayment fee equal to 1.00% of the principal amount of B Term Loans prepaid, unless such prepayment premium is waived by the applicable B Term Loan Lender.

SECTION TWO - Conditions to Effectiveness.  This Amendment shall become effective when, and only when, the Administrative Agent, the Arrangers and the Borrower shall have received (x) counterparts of this Amendment executed by the Borrower and (y) consents to this Amendment from the Borrower, the Required Lenders and each Lender that is a holder of B Term Loans (including, if applicable, through Section 10.2(c) of the Credit Agreement).

SECTION THREE - Representations and Warranties; Covenants.  In order to induce the Lenders to consent to this Amendment, the Borrower represents and warrants to each of the Lenders and the Agents that on and as of the date hereof after giving effect to this Amendment, (x) no Default has occurred and is continuing; and (y) the representations and warranties of each Loan Party contained in Article 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof (except (i) to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

SECTION FOUR - Reference to and Effect on the Credit Agreement and the Notes.  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents as and to the extent provided therein.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION FIVE - Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SIX - Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

INSIGHT MIDWEST HOLDINGS, LLC

By:	Insight Midwest L.P., its sole member
By:	Insight Communications Company, L.P., its sole general partner
By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
Name:	John Abbot
Title:	EVP & CEO

In witness whereof, the undersigned has caused this Amendment to be executed as of the date first written above.

EAGLE CREEK CLO, LTD.

By:	/s/ Thomas N. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signer

FALL CREEK CLO, LTD.

By:	/s/ Thomas N. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signer

ABERDEEN HIGH YIELD FIXED INCOME FUND, LLC.

By:	/s/ Neal Rayner
	Name:	Neal Rayner
	Title:	Portfolio Manager

MALIBU CBNA LOAN FUNDING LLC, for itself or as a agent for MAILBU CFPI LOAN FUNDING, LLC

By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

PINEHURST TRADING LLC

By:	/s/ Kristi Milton
	Name:	Kristi Milton
	Title:	Assistant Vice President

GALAXY CLO 2003-1, LTD.
By:	AIG Global Investment Corp., Its Collateral Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

GALAXY III CLO LTD.
By:	AIG Global Investment Corp., Its Collateral Manager

	By:	/s/ W. Jeffrey Baxter

		Name:	W. Jeffrey Baxter
		Title:	Managing Director

GALAXY IV CLO LTD.
	By:	AIG Global Investment Corp., Its Collateral Manager

	By:	/s/ W. Jeffrey Baxter
`		Name:	W. Jeffrey Baxter
		Title:	Managing Director

GALAXY V CLO LTD.
	By:	AIG Global Investment Corp., Its Collateral Manager

	By:	/s/ W. Jeffrey Baxter
		Name:	W. Jeffrey Baxter
		Title:	Managing Director

GALAXY VI CLO LTD.
	By:	AIG Global Investment Corp., Its Collateral Manager

	By:	/s/ W. Jeffrey Baxter
		Name:	W. Jeffrey Baxter
		Title:	Managing Director

GALAXY VII CLO LTD.
	By:	AIG Global Investment Corp., Its Collateral Manager

	By:	/s/ W. Jeffrey Baxter
		Name:	W. Jeffrey Baxter
		Title:	Managing Director

AIG ANNUITY INSURANCE COMPANY.
	By:	AIG Global Investment Corp., Its Investment Adviser

	By:	/s/ W. Jeffrey Baxter
		Name:	W. Jeffrey Baxter
		Title:	Managing Director

AIG BANK LOAN FUND, LTD.
	By	AIG Global Investment Corp., Its Investment Manager

	By:	/s/ W. Jeffrey Baxter

		Name:	W. Jeffrey Baxter
		Title:	Managing Director

SATURN CLO, LTD
By:	AIG Global Investment Corp., Its Collateral Manager

By:	/s/ W. Jeffrey Baxter

	Name:	W. Jeffrey Baxter
	Title:	Managing Director

SUNAMERICA SENIOR FLOATING RATE FUND
By:	AIG Global Investment Corp., Investment Sub-Adviser

By:	/s/ W. Jeffrey Baxter

	Name:	W. Jeffrey Baxter
	Title:	Managing Director

AMERICAN INTERNATIONAL GROUP, INC.
By:	AIG Global Investment Group, Inc., Its Investment Adviser

By:	/s/ W. Jeffrey Baxter

	Name:	W. Jeffrey Baxter
	Title:	Managing Director

KZH SOLEIL-2 LLC

By:	/s/ Virginia Conway
	Name:	Virginia Conway
	Title:	Authorized Signatory

CAMBRIA INSTITUTIONAL LOAN FUND

By:	/s/ Sean Walker
	Name:	Sean Walker
	Title:	Senior Vice President

PACIFICA CDO IV, LTD.

By:	/s/ Sean Walker
	Name:	Sean Walker
	Title:	Senior Vice President

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/[SIGNATURE ILLEGIBLE]
Name:
	Title:	Authorized Signatory

By:	/s/[SIGNAT0RY ILLEGIBLE]
Name:
	Title:	Authorized Signatory

ALLSTATE BANK

By:	/s/[SIGNATURE ILLEGIBLE]
Name:
	Title:	Authorized Signatory

By:	/s/[SIGNATURE ILLEGIBLE]
Name:
	Title:	Authorized Signatory

AIMCO CLO, SERIES 2006-A

By:	/s/[SIGNATURE ILLEGIBLE]
Name:
	Title:	Authorized Signatory

By:	/s/[SIGNATURE ILLEGIBLE]
Name:
	Title:	Authorized Signatory

ACA CLO 2006-2, LIMITED.

By:	/s/ Vincent Ingato

	Name:	Vincent Ingato
	Title:	Managing Director

ACA CLO 2007-1, LIMITED

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

ACAS, CLO 2007-1 LTD.
By:	American Capital Asset Management, LLC, as Portfolio Manager

By:	/s/ Michael Cerullo
	Name:	Michael Cerullo
	Title:	Authorized Signatory

AMERIPRISE CERTIFICATE COMPANY
By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Y’vonne E. Stevens
	Name:	Y’vonne E. Stevens
	Title:	Senior Managing Director

AMMC CLO III, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

AMMC CLO IV, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Vice President

AMMC VII, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice Presid

AMERUS LIFE INSURANCE CO.

By:	/s/ Darrin E. Smith
	Name:	Darrin E. Smith
	Title:	Vice President, Senior High Yield Portfolio Manager

NORTHWOODS CAPTAL IV, LIMITED
By:	Angelo, Gordon & Co, L.P., as Collateral Manager

By:	/s/ Bradley Pattelli
	Name:	Bradley Pattelli
	Title:	Managing Director

NORTHWOODS CAPITAL V, LIMITED
By:	Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bradley Pattelli
	Name:	Bradley Pattelli
	Title:	Managing Director

NORTHWOODS CAPITAL VI, LIMITED
By:	Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bradley Pattelli
	Name:	Bradley Pattelli
	Title:	Managing Director

NORTHWOODS CAPITAL VII, LIMITED
By:	Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bradley Pattelli
	Name:	Bradley Pattelli
	Title:	Managing Director

APIDOS CDO 1.
By:	Its Investment Advisor Apidos Capital Management, LLC

By:	/s/ John W. Stelwagon
	Name:	John W. Stelwagon
	Title:	Managing Director

ADIDOE CDO II
By:	Its Investment Advisor Apidos Capital Management, LLC

By:	/s/ John W. Stelwagon
	Name:	John W. Stelwagon
	Title:	Managing Director

APIDOS CDO IV
By:	Its Investment Advisor Apidos Capital Management, LLC

By:	/s/ John W. Stelwagon
	Name:	John W. Stelwagon
	Title:	Managing Director

APIDOS CDO V
By:	Its Investment Advisor Apidos Capital Management, LLC

By:	/s/ John W. Stelwagon
	Name:	John W. Stelwagon
	Title:	Managing Director

APIDOS CDO VI
By:	Its Investment Advisor Apidos Capital Management, LLC

By:	/s/ John W. Stelwagon
	Name:	John W. Stelwagon
	Title:	Managing Director

APIDOS QUATTRO
By:	Apidos Capital Management, LLC, as Collateral Manager

By:	/s/ John W. Stelwagon
	Name:	John W. Stelwagon
	Title:	Managing Director

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ John O’Dowd
	Name:	John O’Dowd
	Title:	Authorized Signatory

BILL & MELINDA GATES FOUNDATION TRUST.
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Paul Thompson
	Name:	Paul Thompson
	Title:	Managing Director

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005 —III
BABSON CLO LTD 2006-I
BABSON CLO LTD 2006-II
BABSON CLO LTD. 2007-I
SAPPHIRE VALLEY CDO I, LTD.
By:	Babson Capital Management, LLC as Investment Adviser

By:	/s/ Paul Thompson
	Name:	Paul Thompson
	Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management, LLC as Investment Adviser

By:	/s/ Paul Thompson
	Name:	Paul Thompson
	Title:	Managing Director

OSP FUNDING, LLC

By:	/s/ Kristi Milton
	Name:	Kristi Milton
	Title:	Assistant Vice President

BARCLAYS BANK PLC.

By:	/s/ Jason Moynihan
	Name:	Jason Moynihan
	Title:	Director

BANK OF AMERICA, N.A.

By:	/s/ Christoher T. Ray
	Name:	Christopher T. Ray
	Title:	Vice President

GALLATIN FUNDING I, LTD.
By:	Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/s/ Neall Rosenzweig
	Name:	Neall Rosenzweig
	Title:	Managing Director

GALLATIN CLO II 2005-1 LTD.
By:	Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/s/ Neall Rosenzweig
	Name:	Neall Rosenzweig
	Title:	Managing Director

GALLATIN CLO III 2006-1, LTD. As Assignee
By:	Bear Stearns Asset Management, Inc. as its Collateral Manager

By:	/s/ Neall Rosenzweig
	Name:	Neall Rosenzweig
	Title:	Managing Director

GRAYSTON CLO II 2004-1 LTD.

By:	Bear Stearns Asset Management, Inc., as its Collateral Manager

By:	/s/ Neall Rosenzweig
	Name:	Neall Rosenzweig
	Title:	Managing Director

LAGUNA FUNDING LLC

By:	/s/ Kristi Milton
	Name:	Kristi Milton
	Title:	Assistant Vice President

SENIOR HIGH INCOME PORTFOLIO, INC.
BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
BLACKROCK LIMITED DURATION INCOME TRUST
BLACKROCK SENIOR INCOME SERIES
BLACKROCK SENIOR INCOME SERIES II
BLACKROCK SENIOR INCOME SERIES III
BLACKROCK SENIOR INCOME SERIES IV
BLACKROCK DEBT STRATEGISE FUND, INC.
BLACKROCK DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.
BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.
BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.
GRANITE FINANCE LIMITED
MAGNETITE V CLO LIMITED
MASTER SENIOR FLOATING RATE TRUST
MISSOURI STATE EMPLOYEES’ RETIREMENT SYSTEM
SENIOR LOAN PORTFOLIO

By:	/s/ Annmarie Smith
Name:	Annmarie Smith
Title:	Authorized Signatory

ESSEX PARK CDO, LTD.
By:	Blackstone Debt Advisors L.P., As Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

INWOOD PARK CDO, LTD.
By:	Blackstone Debt Advosors L.P. , As Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

LAFAYETTE SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P., As Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

LOAN FUNDING VI, LLC for itself or as agent for
CORPORATE LOAN FUNDING VI LLC

By:	/s/ Dean T.Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P., As Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

PROSPECT PARK CDO LTD.
By: Blackstone Debt Advisors L.P., As Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

UNION SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P., As Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

BLUEMOUNTAIN CLO II LTD.

By:	/s/Kimberly Reina
	Name:	Kimberly Reina
	Title:	Associate

BLUEMOUNTAIN CLO III LTD.

By:	/s/ Kimberly Reina
	Name:	Kimberly Reina
	Title:	Associate

BNP PARIBAS

By:	/s/ Gregg Bonardi
	Name:	Gregg Bonardi
	Title:	Director

By:	/s/ Brian S. Hunnicut
	Name:	Brian S. Hunnicut
	Title:	Director

BOLDWATER CLO, LTD.
By: Greenwich Capital Markets, Inc., its attorney-in-fact

By:	/s/ Joseph Bartolotta
	Name:	Joseph Bartolotta
	Title:	Managing Director

OSPREY CDO-1 2006 LTD.
By: Brightwater Capital Management as Collateral Manager

By:	/s/ Thomas Irwin
	Name:	Thomas Irwin
	Title:	Executive Directory

By:	/s/ George Suspanic
	Name:	George Suspanic
	Title:	Managing Director

CALYON, NEW YORK BRANCH

By:	/s/ Tanya Crossley
	Name:	Tanya Crossley
	Title:	Managing Director

By:	/s/ John McCloskey
	Name:	John McCloskey
	Title:	Managing Director

CARLYLE CAPITAL INVESTMENT LIMITED

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS IX, LTD.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS VI. LTD.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS VII, LTD.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS VIII, LTD.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS X, LTD.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE LOAN INVESTMENT, LTD.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

ATLAS LOAN FUNDING 2, LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC, its investment Manager

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

OLYMPIC CLO I

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director
Churchill Pacific, Manager

SHASTA CLO I

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director
Churchill Pacific, Manager

SIERRA CLO II

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director
Churchill Pacific, Manager

WB LOAN FUNDING 4, LLC

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

WHITNEY CLO I.
By:	/s/ John Casparian
	Name:	John Casparian
	Title:	Senior Managing Director
Churchill Pacific, Manager

CITIBANK, N.A., as lender

By:	/s/ Christine M. Kanicki
	Name:	Christine M. Kanicki
	Title:	Attorney-in-Fact

EAGLE MASTER FUND LTD.
By: Citigroup Alternative Investments LLC, as Investment
Manager for and on behalf of Eagle Master Fund Ltd.

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

GRAND CENTRAL ASSET TRUST, EAP SERIES.

By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

GRAND CENTRAL ASSET TRUST, ECL SERIES

By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

LMP CORPORATE LOAND FUND, INC.
By: Citigroup Alternative Investments, LLC

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

REGATTA FUNDING LTD.
By: Citigroup Alternative Investments, LLC, attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

SHINNECOCK CLO 2006-1, LTD.

By:	/s/ David Spring
	Name:	David Spring
	Title:	Director of Operations

CIFC FUNDING 2006-II, LTD.

By:	/s/ Sean Dougherty
	Name:	Sean Dougherty
	Title:	General Counsel

CIFC FUNDING 2007-II, LTD.

By:	/s/ Sean Dougherty
	Name:	Sean Dougherty
	Title:	General Counsel

COLUMBUSNOVA CLO LTD. 2006-I

By:	/s/ Tom Bohrer
	Name:	Tom Bohrer
	Title:	Director

COLUMBUSNOVA CLO LTD. 2006-II

By:	/s/ Tom Bohrer
	Name:	Tom Bohrer
	Title:	Director

ATRIUM CDO

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

ATRIUM IV.

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CASTLE GARDEN FUNDING.

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CREDIT SUISSE ASSET MANAGEMENT SYNDICATED
LOAN FUND

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CSAM FUNDING I

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CSAM FUNDING III.

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CSAM FUNDING IV

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

MADISON PARK FUNDING I.

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

MADISON PARK FUNDING II

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

MADISON PARK FUNDING III

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

MADISON PARK FUNDING V

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

MADISON PARK FUNDING IV

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

MADISON PARK FUNDING VI

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

HEWETT’S ISLAND CLO II, LTD.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Preston I. Carnes
	Name:	Preston I. Carnes
	Title:	Managing Director

HEWETT’S ISLAND CLO III, LTD.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Preston I. Carnes
	Name:	Preston I. Carnes
	Title:	Managing Director

HEWETT’S ISLAND CLO IV, LTD.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

HEWETT’S ISLAND CLO V, LTD.
By: CypressTree Investment Management Company, Inc, as Portfolio Manager

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

ACCESS INSTITUTIONAL LOAN FUND
By: Deerfield Capital Management LLC as its Portfolio Manager

By:	/s/ Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Title:	Managing Director

BURR RIDGE CLO LTD.

By:	/s/ Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Title:	Managing Director

SCHILLER PARK CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Title:	Managing Director

LONGEVITY FUNDING CLO I, INC.

By:	/s/ Thomas Chow
	Name:	Thomas Chow
	Title:	Senior Vice President; Portfolio Manger

AURUM CLO 2002-1, LTD.
By: Deutsche Asset Management, Inc., as subadviser

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Director

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

FLAGSHIP CLO II
By:	Deutsche Asset Management Inc., as subadviser

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Director

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

FLAGSHIP CLO III
By:	Deutsche Asset Management, Inc., as a subadviser

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Director

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

FLAGSHIP CLO IV
By:	Deutsche Asset Management, Inc., as a subadviser

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Director

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

FLAGSHIP CLO V
By:	Deutsche Asset Management, Inc.

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Director

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

DUANE STEET CLO 1, LTD.
By: DiMalo Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Managing Director

DUANE STREET CLO II, LTD.
By: DiMalo Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Managing Director

DUANE STREET CLO III, LTD.
By: DiMalo Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Managing Director

JAY STREET MARKET VALUE CLO I LTD.
By: DiMalo Ahmad Capital LLC, as Manager

By:	/s/ Paul Travers
	Name:	Robert Weeden
	Title:	Managing Director

EATON VANCE CDO VIII, LTD.
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VI LTD.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VII PLC.
By: Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO X PLC
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE VARIABLE LEVERAGE FUND LTD.
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSON & CO
By: Boston Management and Research, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

THE NORINGCHUKIN BANK, NEW YORK BRANCH, through STATE STREET BANK AND TRUST COMPANY, N.A. as FIDUCIARY CUSTODIAN
By: Eaton Vance Management, Attorney-in-fact

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EMERSON PLACE CLO LTD.

By:	/s/ R. Lan O’Keeffe
	Name:	R. Lan O’Keeffe
	Title:	Authorized Signatory

FEINGOLD O’KEEFFE CV I

By:	/s/ Neam Ahamed
	Name:	Neam Ahamed
	Title:	Authorized Signatory

FEINGOLD O’KEEFFE CREDIT FUND CBNA LOAN FUNDING

By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-In-Fact

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND.

By:	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

FILELITY ADVISOR SERIES II: FIDELITY ADVISOR HIGH INCOME FUND

By:	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC; FIDELITY SPECIALIZED HIGH INCOME CENTRAL INVESTMENT PORTFOLIO

By:	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: HIGH INCOME CENTRAL INVESTMENT PORTFOLIO I

By:	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

FIDELITY FIXED INCOME TRUST: FIDELITY FOCUSED HIGH INCOME FUND

By:	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

PYRAMIS HIGH YIELD BOND COMMINGLED POOL
By: Pyramis Global Advisors Trust Company, as Trustee for Pyramis High Yield Bond Commingled Pool

By:	/s/ Geoffrey W. Johnson
	Name:	Geoffrey W. Johnson
	Title:	Vice President

GENERAL MOTORS INVESTMENT MANAGEMENT CORP.
By: Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney

By:	/s/ Geoffrey W. Johnson
	Name:	Geoffrey W. Johnson
	Title:	Vice President

GENERAL MOTORS TRUST BANK, NATIONAL ASSOCIATION,
By: Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney

By:	/s/ Geoffrey W. Johnson
	Name:	Geoffrey W. Johnson
	Title:	Vice President

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO

By:	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

TRS FORE LLC
By: Deutsche Bank AG New York Branch, its sole member
By: DB Services New Jersey, Inc.

By:	/s/ Deborah O’Keeffe
	Name:	Deborah O’Keeffe
	Title:	Vice President

BLUE SHEILD OF CALIFORNIA

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

FRANKLIN CLO I, LIMITED

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

FRANLIN CLO IV, LIMITED

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

FRANKLIN CLO V, LTD.

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

FRANKLIN FLOATING RATE MASTER SERIES

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

FRANKLIN STRATEGIC INCOME FUND (CANADA)

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

FRANKLIN STRATEGIC SERIES-FRANKLIN STRATEGIC INCOME FUND

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

FRANKLIN TEMPLETON DURATION INCOME TRUST

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST-FRANKLIN STRATEGIC INCOME SECURITIES FUND

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

FRASER SULLIVAN CLO I LTD.
By:	Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

FRASER SULLIVAN CLO II LTD.
By:	Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

NAVIGATOR CDO 2006, LTD., as a LENDER
By:	GE Asset Management Inc., as Collateral Manager

By:	/s/ Greg Bouleris
	Name:	Greg Bouleris
	Title:	Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Karl Kieffer
	Name:	Karl Kieffer
	Title:	Authorized Signatory

KZH PONDVIEW, LLC

By:	/s/ Virginia Conway
	Name:	Virginia Conway
	Title:	Authorized Signatory

SCOTIABANK (IRELAND) LIMITED

By:	/s/ Neam Ahmed
	Name:	Neam Ahmed
	Title:	Authorized Signatory

GREYWOLD CLO I, LTD.

By:	/s/ Michelle Lynd
	Name:	Michelle Lynd
	Title:	Authorized Signatory

280 FUNDING I
By:	GSO Capital Partners L.P., as Investment Manager

By:	/s/ George Fan
	Name:	George Fan
	Title:	Authorized Signatory

FOXE BASIN CLO 2003, LTD.
By:	GSO Capital Partners LP

By:	/s/ Melissa Marano
	Name:	Melissa Marano
	Title:	Authorized Signatory

GSO DOMESTIC CAPITAL FUNDING
By:	GSO Capital Partners as Collateral Manager

By:	/s/ George Fan
	Name:	George Fan
	Title:	Authorized Signatory

SUN LIFE ASSURANCE COMPANY OF CANADA (US)
By:	GSO Capital Partners LP as Sub-Advisor

By:	/s/ Melissa Marano
	Name:	Melissa Marano
	Title:	Authorized Signatory

GULF STREAM-COMPASS CLO 2003-I LTD.
By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-I LTD
By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

GULF STREAM-RSHINBAN CLO 2006-I LTD
By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

GULF STREAM-SEXT CLO 2006-I LTD
By:	Gulf Stream Asset Management LLC

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

AMHERST CLO, LTD
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc., General Partner of Highland Capital Management, LP

BRENTWOOD CLO LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

EASTLAND CLO LTD
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

GRAYSON CLO LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

HARRISON CLO LTD
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

HIGHLAND CREDIT STRATEGIES FUND

By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

EMERALD ORCHARD LIMITED

By:	/s/ Neam Ahmed
	Name:	James Plohg
	Title:	Authorized Signatory

GLENEAGLES CLO, LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

HIGHLAND FLOATING RATE ADVANTAGE FUND

By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

HIGHLAND FLOATING RATE LLC

By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

HIGHLAND LOAND FUNDING V LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

HIGHLAND OFFSHORE PARTNERS, L.P.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

JASPER CLO, LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By	:Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

LIBERTY CLO, LTD
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

LOAN FUNDING IV LLC
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

LOAN FUNDING VII, LLC
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

OLIBRA 43

By:	/s/ Neam Ahmed
	Name:	Neam Ahmed
	Title:	Authorized Signatory

PIONEER FLOATING RATE TRUST

By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

RED RIVER CLO LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

ROCKWALL CDO LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

ROCKWALL CDO II, LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

SOUTHFORK CLO, LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ James Plohg
	Name:	James Plohg
	Title:	Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

HILLMARK FUNDING LTD.
By:	Hillmark Capital Management, L.P., as Collateral
Manager

By:	/s/ Jack Chen
	Name:	Jack Chen
	Title:	Chief Operating Officer

HILLMARK FUNDING II
By:	Hillmark Capital Management, L.P., as Collateral
Manager

By:	/s/ Jack Chen
	Name:	Jack Chen
	Title:	Chief Operating Officer

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Investment Partners V, Ltd., as Portfolio
Manager

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS VI, LTD.
By:	Octagon Credit Investors, LLC, as Collateral
Manager

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS VII, LTD.
By:	Octagon Credit Investors, LLC, as Collateral
Manager

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS VIII, LTD.
By:	Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS X LTD.
By:	Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Portfolio Manager

FINCH FUNDING LLC
By:	Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Kristi Milton
	Name:	Kristi Milton
	Title:	Assistant Vice President

PPM GRAYAHWK CLO, LTD

By:	/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

PPM MONARCH BAY FUNDING LLC

By:	/s/ Kristi Milton
	Name:	Kristi Milton
	Title:	Assistant Vice President

PPM SHADOW CREEK FUNDING LLC

By:	/s/ Kristi Milton
	Name:	Kristi Milton
	Title:	Assistant Vice President

SERVES 2006-1, LTD.
By:	PPM America, Inc., as Collateral Manager

By:	/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

PRIMUS CLO-I

By:	/s/ Don Young
	Name:	Don Young
	Title:	[illegible]

COLE BROOOK CBNA LOAN FUNDING LLC

By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

ROSEDALE CLO II LTD.
By:	Princeton Advosory Group, Inc., the Collateral Manager

By:	/s/ Paresh R. Shah
	Name:	Paresh R. Shah
	Title:	Senior Analyst

DRYDEN IX — SENIOR LOAN FUND 2005
By:	Prudential Investment Management , Inc., as Attorney-in-
Fact

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
	Title:	Attorney-in-Fact

DRYDEN V — LEVERAGED LOSS CDO 2003
By:	Prudential Investment Management , Inc., as Collateral
Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

DRYDEN VII — LEVERAGED LOSS 2004
By:	Prudential Investment Management , Inc., as Collateral
Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

DRYDEN VIII — LEVERAGED LOSS CDO 2005
By: Prudential Investment Management , Inc., as Collateral Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

DRYDEN XI — LEVERAGED LOSS CDO 2006
By: Prudential Investment Management , Inc., as Collateral Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

DRYDEN XVI — LEVERAGED LOSS CDO 2005
By: Prudential Investment Management , Inc., as Collateral Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

LOSS FUNDING V, LLC
By: Prudential Investment Management , Inc., as Portfolia Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By: Prudential Investment Management , Inc., as Investment Advisor

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

BOSTON HARBOR CLO 2004-I, LTD.

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM BANK LOAN FUND (CAYMAN) MASTER FUND, a series of the PUTNAM OFFSHORE MASTER SERIES TRUST
By: The Putnam Advisory Company, LLC

By:	/s/ Angela Patel
	Name:	Angela Patel
	Title:	Vice President

PUTAM DINVESRIFIED INCOME TRUST

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

WESTBROOK CLO, LTD.

By:	/s/ Frank X. Whitley
	Name:	Frank X. Whitley
	Title:	Executive Vice President

SOVEREIGN BANK

By:	/s/ Kenneth R. Weber
	Name:	Kenneth R. Weber
	Title:	SVP

GRAND CENTRAL ASSET TRUST, ULT SERIES

By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

STANFIELD BRISTOL CLO, LTD.
By:	Stanfield Capital Partners LLC As its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

STANFIELD DAYTONA CLO, LTD.
By:	Stanfield Capital Partners LLC As its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

STANFIELD VEYRON CLO, LTD.
By:	Stanfield Capital Partners LLC As its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

XL RE LTD.
By:	Stanfield Capital Partners, LLC As its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYEE RETIREMENT SYSTEM

By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Managing Director

SAN JOAQUIN COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION

By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Managing Director

GRANITE VENTURES I LTD.
By:	Stone Tower Debt Advisors LLC., As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

GRANITE VENTURES II LTD.

By:	Stone Tower Debt Advisors LLC., As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

GRANITE VENTURES III LTD.
By:	Stone Tower Debt Advisors LLC., As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

RAMPART CLO I
By:	Stone Tower Debt Advisors LLC., As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

STONE TOWER CLO II LTD.
By:	Stone Tower Debt Advisors LLC., As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

STONE TOWER CLO III LTD.
By:	Stone Tower Debt Advisors LLC., As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

STONE TOWER CLO IV LTD.
By:	Stone Tower Debt Advisors LLC., As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

STONE TOWER CLO V LTD.
By:	Stone Tower Debt Advisors LLC., As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

STONE TOWER CLO VI LTD.
By:	Stone Tower Debt Advisors LLC., As its Collateral Manager

By:	/s/ Michael W. Delpercio

STONE TOWER CREDIT FUNDING I LTD.
By:	Stone Tower Fund Management LLC., As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

THE SUMITOMO TRUST AND BANKING CO., LTD.,
NEW YORK BRANCH

By:	/s/ Elizabeth (last name illegible)
	Name:	Elizabeth
Title:

BAKER STREET CLO II LTD.

By:	/s/ Eduardo Piedra
	Name:	Eduardo Piedra
	Title:	Director
SunTrust Capital Markets, Inc.

BAKER STREET FUNDING CLO 2002-1 LTD

By:	/s/ Eduardo Piedra
	Name:	Eduardo Piedra
	Title:	Director
SunTrust Capital Markets, Inc.

TORONTO DOMINION (TEXAS) LLC

By:	/s/ Masood Rikree
	Name:	Masood Rikree
	Title:	Authorized Signatory

THE BANK OF NEW YORK,
as a Lender, as an Issuing Bank, and as Administrative Agent

By:	/s/ Stephen M. Nettler
	Name:	Stephen M. Nettler
	Title:	Managing Director

THE BANK OF NEW YORK
By:	BNY Capital Markets, Inc., as agent

By:	/s/ Neil E. Brisson
	Name:	Neil E. Brisson
	Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Andrew Wynn
	Name:	Andrew Wynn
	Title:	Managing Director

TRIMARAN CLO IV LTD
By:	Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

TRIMARAN CLO VI LTD
By:	Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

TRIMARAN CLO VII LTD
By:	Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

FIRST 2004 CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ Scott Whalen
	Name:	Scott Whalen
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ Scott Whalen
	Name:	Scott Whalen
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

MAC CAPITAL, LTD.
By:	TCW Advisors, Inc., as its Interim Collateral Manager

By:	/s/ Scott Whalen
	Name:	Scott Whalen
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

PARK AVENUE LOAN TRUST
By:	TCW Advisors, Inc., as Agent

By:	/s/ Scott Whalen
	Name:	Scott Whalen
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

TCW ABSOLUTE RETURN CREDIT FUND L.P.,
as General Partner

TCW ASSET MANAGEMENT COMPANY
its Managing Member

By:	/s/ Melissa V. Weiler
	Name:	Melissa V. Weiler
Title:

By:	/s/ Craig J. Rethmeyer
	Name:	Craig J. Rethmeyer
	Title:	Senior Vice President

TCW SENIOR SECURED FLOATING RATE LOAN FUND, L.P.
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Scott Whalen
	Name:	Scott Whalen
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

TCW SENIOR SECURED LOAN FUND
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Scott Whalen
	Name:	Scott Whalen
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

VELOCITY CLO, LTD.
By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ Scott Whalen
	Name:	Scott Whalen
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

VITESSE CLO LTD.
By:	TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ Scott Whalen
	Name:	Scott Whalen
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

WEST BEND MUTUAL INSURANCE COMPANY
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Scott Whalen
	Name:	Scott Whalen
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

UBS AS, STAMFORD BRANCH

By:	/s/ Douglas Garvolino
	Name:	Douglas Garvolino
	Title:	Associate Director Banking Products Services, US

By:	/s/ Toba Lumbantobing
	Name:	Toba Lumbantobing
	Title:	Associate Director Banking Products Services, US

WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ Hans Jung
	Name:	Hans Jung
	Title:	Vice President

WESTLB AG NEW YORK BRANCH

By:	/s/ Steven Berman
	Name:	Steven Berman
Title:

By:	/s/ Sharon Wang
	Name:	Sharon Wang
	Title:	Associate Director

MT WILSON CLO II LTD

By:	/s/ Kelly Olsen
	Name:	Kelly Olsen
	Title:	Authorized Signatory

MT WILSON CLO LTD

By:	/s/ Kelly Olsen
	Name:	Kelly Olsen
	Title:	Authorized Signatory

RIVIERA FUNDING LLC

By:	/s/ Kristi Milton
	Name:	Kristi Milton
	Title:	Assistant Vice President

WESTERN ABSLOUTE RETURN PORTFOLIO

By:	/s/ Kelly Olsen
	Name:	Kelly Olsen
	Title:	Authorized Signatory

WESTERN ASSET FLOATING RATE HIGH INCOME
FUND LLC

By:	/s/ Kelly Olsen
	Name:	Kelly Olsen
	Title:	Authorized Signatory

WHITEHORSE III, LTD.
By:	WhiteHorse Capital Partners, L.P.
As Collateral Manager

By	/s/ Jay Carvell, CFA
	Name:	Jay Carvell, CFA
	Title:	Portfolio Manager

WHITEHORSE IV, LTD.
By:	WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/ Jay Carvell, CFA
	Name:	Jay Carvell, CFA
	Title:	Portfolio Manager

1776 CLO I, LTD.

By:	/s/ Teresa L. Cannellos
	Name:	Teresa L. Cannellos
	Title:	Authorized Representative

WRH GLOBAL SECURITIES POOLED TRUST

By:	Teresa L. Cannellos
	Name:	Teresa L. Cannellos
	Title:	Authorized Representative

BACCHUS (US) 2006-1, LTD

By:	David N. Snyder
	Name:	David N. Snyder
	Title:	President

ING INVESTMENT MANAGEMENT CLO I, LTD.
By:		ING Investment Management Co.
as its investment manager

By:	/s/ Mohamed Basma
	Name:	Mohamed Basma
	Title:	Vice President

ING INVESTMENT MANAGEMENT CLO II, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

By:	/s/ Mohamed Basma
	Name:	Mohamed Basma
	Title:	Vice President

ING INVESTMENT MANAGEMENT CLO III, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

By:	/s/ Mohamed Basma
	Name:	Mohamed Basma
	Title:	Vice President

ING INVESTMENT MANAGEMENT CLO 4, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manage

By:	/s/ Mohamed Basma
	Name:	Mohamed Basma
	Title:	Vice President

ING PRIME RATE TRUST
By:	ING Investment Management Co.
as its investment manager

By:	/s/ Mohamed Basma
	Name:	Mohamed Basma
	Title:	Vice President

ING SENIOR INCOME FUND
By:	ING Investment Management Co.
as its investment manager

By:	/s/ Mohamed Basma
	Name:	Mohamed Basma
	Title:	Vice President

ING INTERNATIONAL (II) - SENIOR BANK LOANS
EURO
By:	ING Investment Management Co.
as its investment manager

By:	/s/ Mohamed Basma
	Name:	Mohamed Basma
	Title:	Vice President

AIM FLOATING RATE FUND

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:	/s/ Thomas H. B. Ewald
Name:
Title:

ATLAS LOAN FUNDING (CENT I) LLC
By:	River Source Investments, LLC
Attorney in Fact

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

ATLAS LOAN FUNDING (NAVIGATOR), LLC
By:	Atlas Capital Funding, Ltd.
By:	Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:	/s/ Thomas H.B. Ewald
Name:
Title:

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H.B. Ewald
Name:		Thomas H.B. Ewald
Title:		Authorized Signatory

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc.
As Investment Advisor

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

LIMEROCK CLO I
By:	INVESCO Senior Secured Management, Inc.
As Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

LOAN FUNDING IX LLC, for itself or as agent for
Corporate Loan
By:	INVESCO Senior Secured Management, Inc., As
Portfolio Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

NAUTIQUE FUNDING II LTD.
By:	INVESCO Senior Secured Management, Inc., As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc., As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc., As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc., As the Asset Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

WASTACH CLO LTD.
By:	INVESCO Senior Secured Management, Inc., As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Carla Laning
	Name:	Carla Laning
	Title:	Vice President

JEFFERIES FINANCE CP FUNDING LLC

By:	/s/ Paul Thompson
	Name:	Paul Thompson
	Title:	Managing Director

VICTORIA FALLS CLO, LTD. SUMMIT LAKE CLO, LTD. DIAMOND ALKE CLO, LTD. CLEAR LAKE CLO, LTD.

By:	/s/ Jonathan S. David
	Name:	Jonathan S. David
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Peter M. Ling
	Name:	Peter M. Ling
	Title:	Managing Director

GOLDEN KNIGHT II CLO, LTD.
By:	LORD ABBETT & CO. LLC as Collateral Manager

By:	/s/ Elizabeth [Illegible]
	Name:	Elizabeth [Illegible]
	Title:	Portfolio Manager

LATITUDE CLO III LTD.

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

GANNETT PEAK CLO I, LTD.
By:	McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

MCDONNELL LOAN OPPORTUNITY LTD.
By:	McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

WIND RIVER CLO I LTD.
By:	McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

WIND RIVER CLO II - TATE INVESTORS, LTD.
By:	McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

MADISON AVENUE CDO III, LIMITED
By:	Metropolitan Life Insurance Company

By:	/s/ David W. Farrell
	Name:	David W. Farrell
	Title:	Director

METLIFE BANK, NATIONAL ASSOCIATION

By:	/s/ James R. Dingler
	Name:	James R. Dingler
	Title:	Assistant Vice President

METLIFE BANK INSURANCE AND INVESTMENT TRUST
By:	Metropolitan Life Insurance Company its Investment Manager

By:	/s/ James R. Dingler
	Name:	James R. Dingler
	Title:	Assistant Vice President

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	/s/ James R. Dingler
	Name:	James R. Dingler
	Title:	Assistant Vice President

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ James R. Dingler
	Name:	James R. Dingler
	Title:	Director

JERSEY STREET CLO, LTD.

By:	/s/ Philip Robbins
	Name:	Philip Robbins
	Title:	Vice President

MARLBORO STREET CLO, LTD.

By:	/s/ Philip Robbins
	Name:	Philip Robbins
	Title:	Vice President

MFS FLOATING RATE HIGH INCOME FUND

By:	/s/ Philip Robbins
	Name:	Philip Robbins
	Title:	Vice President

MFS FLOATING RATE INCOME FUND

By:	/s/ Philip Robbins
	Name:	Philip Robbins
	Title:	Vice President

VENTURE IV CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

VENTURE V CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

VENTURE VI CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

VENTURE VII CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Donna M. Souza
	Name:	Donna M. Souza
	Title:	Vice President

MOUNTAIN CAPITAL CLO III, LTD.

By:	/s/ Jonathan Dietz
	Name:	Jonathan Dietz
	Title:	Director

MOUNTAIN CAPITAL CLO IV, LTD.

By:	/s/ Jonathan Dietz
	Name:	Jonathan Dietz
	Title:	Director

MOUNTAIN CAPITAL CLO V, LTD.

By:	/s/ Jonathan Dietz
	Name:	Jonathan Dietz
	Title:	Director

NATIXIS

By:	/s/ Harold Birk
	Name:	Harold Birk
	Title:	Managing Director

[If a second signature is required]

By:	/s/ Elizabeth A. Harker
	Name:	Elizabeth A. Harker
	Title:	Director

NATIONAL CITY BANK

By:	/s/ Elizabeth Brosky
	Name:	Elizabeth Brosky
	Title:	Vice President

NAVIGARE FUNDING II CLO, LTD.
By:	Navigare Partners LLC,
as Collateral Manager

By:	/s/ Sheryl A. Rothman
	Name:	Sheryl A. Rothman
	Title:	Managing Director

NAVIGARE TOTAL RETURN LOAN FUND I
(SEGREGATED PORTFOLIO)

By:	/s/ Sheryl A. Rothman
	Name:	Sheryl A. Rothman
	Title:	Managing Director

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION
By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Managing Director

NYLIM INSTITUTIONAL FLOATING RATE FUND L.P.
By:	New York Life Investment Management LLC

By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Managing Director

MAINSTAY FLOATING RATE FUND, a series of Eclipse
Funds Inc.
By:	New York Life Investment Management LLC

By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Managing Director

MAINSTAY VP FLOATING RATE PORTFOLIO, a series .
of MainStay VP Series Fund, Inc
By:	New York Life Investment Management LLC

By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Managing Director

NYLIM FLATIRON CLO 2003-1 LTD
By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Managing Director

NYLIM FLATIRON CLO 2004-1 LTD
By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Managing Director

NYLIM FLATIRON CLO 2005-1 LTD
By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Managing Director

NYLIM FLATIRON CLO 2006-1 LTD
By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Managing Director

CENTAURUS LOAN TRUST
By:	Nomura Corporate Research and Asset Management Inc as Investment Adviser

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

CLYDESDALE CLO 2003, LTD.
By:	Nomura Corporate Research and Asset Management Inc., as Collateral Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

CLYDESDALE CLO 2004, LTD.
By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

CLYDESDALE CLO 2005, LTD.
By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

CLYDESDALE CLO 2006, LTD.
By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

CLYDESDALE STRATEGIC CLO-I, LTD.
By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

NCRAM LOAN TRUST
By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

NCRAM SENIOR LOAN TRUST 2005
By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

NOMURA BOND & LOAN FUND
By:	[Illegible] UFJ Trust & Banking Corporation as Trustee
By:	Nomura Corporate Research and Asset Management Inc. as Attorney in Fact

By:	/s/ [SIGNATURE ILLEGIBLE]
Name:
Title:

THE NORTHWESTERN MUTUAL LIFE INSURANCE
COMPANY

By:	/s/ Steven P. Swanson
	Name:	Steven P. Swanson
	Title:	Managing Director

HAMLET II, LTD.
By:	Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Portfolio Manager

HY-FI TRUST
By:	JPMorgan Chase Bank, N.A. (f/k/a JP Morgan Chase Bank) soley as trustee (and not it its individual capacity)
By:	Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS IX, LTD.
By:	Octagon Credit Investors, LLC
as Manager

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Portfolio Manager

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM HIGH YIELD TRUST

By:	/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By:	/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM PREMIER INCOME TRUST

By:	/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM VARIABLE TRUST-PVT DIVERSIFIED INCOME FUND

By:	/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	Vice President

YORKVILLE CBNA LOAN FUNDING LLC for itself or as agent for YORKVILLE CFPI LOAN FUNDING LLC

By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

COOPERATIVE CENTRALE RAIFFELSEN-BOERENEENBANK, B.A.

By:	/s/ WINK MORA
	Name:	Wink Mora
	Title:	Executive Director

PROSPERO CLO I B.V.

By:	/s/ ERIC HURSHMAN
	Name:	Eric Hurshman
	Title:	Attorney-in-Fact

PROSPERO CLO II B.V.

By	:/s/ ERIC HURSHMAN
	Name:	Eric Hurshman
	Title:	Attorney-in-Fact

VERITAS CLO I, LTD

By:	/s/ ERIC HURSHMAN
	Name:	Eric Hurshman
	Title:	Attorney-in-Fact

VERITAS CLO II, LTD

By:	/s/ ERIC HURSHMAN
	Name:	Eric Hurshman
	Title:	Attorney-in-Fact

CAVALRY CLO I, LTD
By: Regiment Capital Advisors, LP, its Manager and pursuant to delegated authority
By: Regiment Capital Advisors, LP, its Manager and pursuant to delegated authority
By: Regiment Capital Advisors, LLC, its General Partner

By:	/s/ WILLIAM J. HEFFRON
	Name:	William J. Heffron
	Title:	Authorized Signatory

CENT CDO 12 LIMITED
By: RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Director of Operations

CENT CDO 10 LIMITED
By: RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Director of Operations

CENT CDO XI LIMITED
By: RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Director of Operations

CENT CDO 9 LIMITED
By:RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Director of Operations

CENTURION CDO II LTD.
By: RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Director of Operations

CENTURION CDO VI, LTD
By: RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Director of Operations

CENTURION CDO VII. LTD.
By: RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Director of Operations

CENTURION CDO 8. LIMITED.
By: RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Director of Operations

IDS LIFE INSURANCE COMPANY
By: RiverSource Investments, LLC
As Collateral Manager

By:	/s/ YVONNE E. STEVENS
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

RIVERSOURCE BOND SERIES, INC. —
RIVERSOURCE FLOATING RATE FUND

By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

SEQUILS-CENTURION V, LTD.
By: RiverSource Investments, LLC
As Collateral Manager

By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Director of Operations

AVERY POINT CLO, LTD.
By:Sankaty Advisors, LLC, As Collateral Manager for AVERY POINT CLO, LTD.,As Team Lender

By:	/s/ ALAN K. HALFENGER
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Office
Assistant Secretary

SANKATY ADVISORS, LLC
As Collateral Manager for
CASTLE HILL III CLO, LIMITED
As Term Lender

By:	/s/ ALAN K. HALFENGER
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC
As Collateral Manager for
CASTLE HILL II — INGOTS, LTD,
As Term Lender

By:	/s/ ALAN K. HALFENGER
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

CHATHAM ASSET HIGH YIELD
MASTER FUND, LTD.

By:	/s/ JAMES RUGGERIO, JR.
	Name:	James Ruggerio, Jr.
	Title:	Chief Financial Officer

CHATHAM LIGHT II CLO, LIMITED
By:	Sankaty Advisors LLC,
As Collateral Manager

By:	/s/ ALAN K. HALFENGER
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

CHATHAM LIGHT III CLO, LIMITED
By:	Sankaty Advisors LLC,
As Collateral Manager

By:	/s/ ALAN K. HALFENGER
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

KATONAH III, LTD.
By:	Sankaty Advisors LLC
As Sub-Advisors

By:	/s/ ALAN K. HALFENGER
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

KATONAH IV, LTD.
By:	Sankaty Advisors LLC
As Sub-Advisors

By:	/s/ ALAN K. HALFENGER
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC,As Collateral Manager for

LOAN FUNDING XI LLC,
As Term Lender

By:	/s/Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC
As Collateral Manager for RACE POINT II CLO, LIMITED
As Term Lender

By:	/s/Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC,As Collateral Manager for
RACE POINT III CLO, LIMITED
As Term Lender

By:	/s/Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

RACE POINT IV CLO, LTD
By: Sankaty Advisors, LLC, As Collateral Manager

By:	/s/Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY HIGH YIELD PARTNERS, II, L.P.

By:	/s/Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

WB LOAN FUNDING 2, LLC

By:	/s/Diana M. Himes
	Name:	Diana M. Hines
	Title:	Associate

MOUNTAIN VIEW CLO II, LTD.
By: Seix Advisors, a Fixed Income Division Of Trusco Capital Management, Inc., As Collateral Manager

By:	/s/George Goudelias
	Name:	George Goudelias
	Title:	PM, Seix Advisors

MOUNTAIN VIEW CLO 2006-I, LTD.
By: Seix Advisors, a Fixed Income Division Of Trusco Capital Management, Inc., As Collateral Manager

By:	/s/George Goudelias
	Name:	George Goudelias
	Title:	PM, Seix Advisors

CERVANTES PORTFOLIO LLC
By:	Shenkman Capital Management, Inc., As Investment Advisor

By:	/s/Frank X. Whitley
	Name:	Frank X. Whitley
	Title:	Executive Vice President

CUNA MUTUAL INSURANCE SOCIETY
By:	Shenkman Capital Management, Inc., As Investment Advisor

By:	/s/Frank X. Whitley
	Name:	Frank X. Whitley
	Title:	Executive Vice President

CUNA MUTUAL LIFE INSURANCE COMPANY
By: Shenkman Capital Management, Inc., As Investment Advisor

By:	/s/Frank X. Whitley
	Name:	Frank X. Whitley
	Title:	Executive Vice President

CUNA MUTUAL LIFE INSURANCE COMPANY
By: Deutsche Investment Management Americas, Inc. As Successor in Interest to Deutsche Asset Management, Inc., in its Capacity as Investment Manager

By:	/s/Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Director

By:	/s/Colleen Cunniffer
	Name:	Colleen Cunnifer
	Title:	Director

GMAM GROUP PENSION TRUST I
By: State Street Bank & Trust Company, As Trustee For GNAM Group Pension Trust I

By:	/s/[SIGNATURE ILLEGIBLE]
Name:
	Title:	AVP

PTRS CBNA LOAN FUNDING LLC

By:	/s/Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact